EXHIBIT 24

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint DAVID M. STAPLES or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register (1) an additional 1,000,000 shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. Savings Plus Plan, (2) an additional 500,000 shares of Common Stock to be issued pursuant to the Spartan Stores, Inc. Savings Plus Plan for Union Associates, (3) an additional 250,000 shares of Common Stock to be issued pursuant to the Spartan Retail Savings Plus Plan, and (4) an additional 25,000 shares of Common Stock to be issued pursuant to the Spartan Stores, Inc. Savings Plus Plan for J.F. Walker Company Associates, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

October 16, 2002	/s/ Elson S. Floyd
Signature

Name: Dr. Elson S. Floyd

Title: Director

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint DAVID M. STAPLES or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register (1) an additional 1,000,000 shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. Savings Plus Plan, (2) an additional 500,000 shares of Common Stock to be issued pursuant to the Spartan Stores, Inc. Savings Plus Plan for Union Associates, (3) an additional 250,000 shares of Common Stock to be issued pursuant to the Spartan Retail Savings Plus Plan, and (4) an additional 25,000 shares of Common Stock to be issued pursuant to the Spartan Stores, Inc. Savings Plus Plan for J.F. Walker Company Associates, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

October 16, 2002	/s/ Richard B. Iott
Signature

Name: Richard B. Iott

Title: Director

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint DAVID M. STAPLES or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register (1) an additional 1,000,000 shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. Savings Plus Plan, (2) an additional 500,000 shares of Common Stock to be issued pursuant to the Spartan Stores, Inc. Savings Plus Plan for Union Associates, (3) an additional 250,000 shares of Common Stock to be issued pursuant to the Spartan Retail Savings Plus Plan, and (4) an additional 25,000 shares of Common Stock to be issued pursuant to the Spartan Stores, Inc. Savings Plus Plan for J.F. Walker Company Associates, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

October 16, 2002	/s/ Gregory P. Josefowicz
Signature

Name: Gregory P. Josefowicz

Title: Director

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint DAVID M. STAPLES or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register (1) an additional 1,000,000 shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. Savings Plus Plan, (2) an additional 500,000 shares of Common Stock to be issued pursuant to the Spartan Stores, Inc. Savings Plus Plan for Union Associates, (3) an additional 250,000 shares of Common Stock to be issued pursuant to the Spartan Retail Savings Plus Plan, and (4) an additional 25,000 shares of Common Stock to be issued pursuant to the Spartan Stores, Inc. Savings Plus Plan for J.F. Walker Company Associates, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

October 16, 2002	/s/ Elizabeth A. Nickels
Signature

Name: Elizabeth A. Nickels

Title: Director